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                                                                    EXHIBIT 23.2

                         Independent Auditors' Consent

We consent to the incorporation by reference in Registration Statements Nos. 333-34736, 333-76872 and 333-76870 of Internet Capital Group, Inc. on Form S-8 of our report dated February 4, 2000 (February 29, 2000, as to Note 13) relating to the consolidated financial statements of Onvia.com, Inc. and subsidiary for the year ended December 31, 1999, not presented separately herein.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
March 27, 2002